UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2005

Riverview Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Washington	0-22957	91-1838969
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

900 Washington Street, Suite 900, Vancouver, Washington		98660
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code): (360) 693-6650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

        (a)     On August 17, 2005, the Registrant's Audit Committee terminated the engagement of McGladrey & Pullen, LLP, Tacoma, Washington, as the Registrant's certifying accountants. The decision to dismiss McGladrey & Pullen, LLP was made by the Audit Committee of the Board of Directors in consultation with management.

                 The report of McGladrey & Pullen, LLP on the Registrant's financial statements for either of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

                  During the Registrant's two most recent fiscal years and subsequent interim periods preceding the date of termination of the engagement of McGladrey & Pullen, LLP, the Registrant was not in disagreement with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of McGladrey & Pullen, LLP, would have caused McGladrey & Pullen, LLP to make reference to the subject matter of the disagreement in connection with its report.

                  Additionally, during the last two years and for the subsequent interim period preceding the date the Registrant determined to terminate McGladrey & Pullen, LLP, there were no reportable matters as defined in Regulation S-K Item 304(a)(1)(v).

                  The Registrant requested the McGladrey & Pullen, LLP furnish the Registrant with a letter, as promptly as possible, addressed to the Securities and Exchange Commission, stating whether they agree with the statements made in this Item 4, and if not, stating the respects in which they do not agree. The required letter from McGladrey & Pullen, LLP with respect to the above statements made by the Registrant is filed as Exhibit 16 hereto.

        (b)     On August 18, 2005, the Registrant's Audit Committee engaged Deloitte & Touche, LLP, Portland, Oregon, as the Registrant's certifying accountants. The Registrant has not consulted with Deloitte & Touche, LLP during its two most recent fiscal years nor during any subsequent interim period prior to its appointment as auditor regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or regarding the reportable condition set forth in Regulation S-K Items 304(a)(2)(i) and (ii).

Item 9.01 Financial Statements and Exhibits

            (c)         Exhibits

            16          Letter from McGladrey & Pullen, LLP to the Securities and Exchange Commission
                          dated August 17, 2005.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                            RIVERVIEW BANCORP, INC.

DATE: August 22, 2005                       By: /s/Patrick Sheaffer
                                                                   Patrick Sheaffer
                                                                   Chairman and Chief Executive Officer

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EXHIBIT 16

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[McGladrey & Pullen Letterhead]

August 17, 2005

Securities and Exchange Commission
Washington, D.C. 20549

Commissioners:

We have read Riverview Bancorp, Inc.'s statements included under Item 4.01 of its Form 8-K for August 17, 2005, and we agree with such statements concerning our Firm.

/s/McGladrey & Pullen, LLP

McGladrey & Pullen, LLP